UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 1, 2026

Taysha Gene Therapies, Inc.

(Exact name of registrant as specified in its Charter)

Delaware	001-39536	84-3199512
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3000 Pegasus Park Drive, Suite 1430 Dallas, Texas	75247
(Address of Principal Executive Offices)	(Zip Code)

(214) 612-0000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 par value	TSHA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 1, 2026, Taysha Gene Therapies, Inc. (the “Company”) held its 2026 annual meeting of stockholders (the “Annual Meeting”). At the Annual Meeting, the stockholders considered four proposals, each of which is described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 22, 2026 (the “Proxy Statement”). Of the 287,341,999 shares outstanding as of the record date, 243,857,812 shares, or approximately 84.86%, were present or represented by proxy at the Annual Meeting. Set forth below are the results of the matters submitted for a vote of stockholders at the Annual Meeting.

Proposal No. 1: Election of two nominees to serve as directors until the 2029 annual meeting of stockholders and until their respective successors are elected and qualified. The votes were cast as follows:

Name	Votes For	Votes Withheld
Sean P. Nolan	169,142,295	35,742,331
Laura Sepp-Lorenzino, Ph.D.	150,094,517	54,790,109

Broker Non-Votes: 38,973,186

Both nominees were elected.

Proposal No. 2: Ratification of the selection of Deloitte & Touche LLP as independent registered public accounting firm for the fiscal year ending December 31, 2026. The votes were cast as follows:

	Votes For	Votes Against	Abstained
Ratification of selection of Deloitte & Touche LLP	243,814,085	25,551	18,176

Broker Non-Votes: 0

Proposal No. 3: Approval of, on a non-binding advisory basis, the compensation of the Company’s named executive officers, as disclosed in the proxy statement. The votes were cast as follows:

	Votes For	Votes Against	Abstained
Approval of the compensation of the Company’s named executive officers	168,142,551	36,396,784	345,291

Broker Non-Votes: 38,973,186

Proposal No. 4: Indication of, on a non-binding advisory basis, the preferred frequency of future stockholder advisory votes on the compensation of the Company’s named executive officers. The votes were cast as follows:

	One Year	Two Years	Three Years	Abstained
Advisory indication of preferred frequency of future shareholder advisory votes on Company’s named executive officer compensation	203,825,717	360,924	630,378	67,607

Broker Non-Votes: 38,973,186

Consistent with the stockholder voting results above and the recommendation of the board of directors of the Company (the “Board”) as disclosed in the Proxy Statement for the Annual Meeting, the Company has determined to solicit a non-binding advisory vote on the compensation of the Company’s named executive officers every year until the next required stockholder vote on the frequency of such non-binding advisory vote, or until the Board of the Company determines that a different frequency of such non-binding advisory vote is in the best interest of the Company’s stockholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Taysha Gene Therapies, Inc.

Dated: June 2, 2026	By:	/s/ Kamran Alam
Kamran Alam
Chief Financial Officer